                                                                   EXHIBIT 10.23

THIS NOTE IS AN OBLIGATION SOLELY OF BANCO POPULAR DE PUERTO RICO (THE "BANK") AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY ANY OTHER BANK OR POPULAR, INC. THIS NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN $100,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

No. FXR-__________
CUSIP NO.: ___________                                              REGISTERED

                          BANCO POPULAR DE PUERTO RICO
                                GLOBAL BANK NOTE
                                  (Fixed Rate)

ORIGINAL ISSUE DATE:                                         PRINCIPAL AMOUNT:

INTEREST RATE:  ______________%                MATURITY DATE:

INTEREST PAYMENT DATE(S):                      REGULAR RECORD DATES (FOR NOTES
 [ ] At Maturity only                          WITH MATURITIES OF GREATER THAN
 [ ] May 15 and November 15                    ONE YEAR)
 [ ] Other:                                    (if other than May 1 or November
                                               1, prior to each Interest Payment
                                               Date):

INITIAL REDEMPTION                             INITIAL REDEMPTION
DATE:                                          PERCENTAGE:

ANNUAL REDEMPTION                              HOLDER'S OPTIONAL
PERCENTAGE REDUCTION:                          REPAYMENT DATE(S):

DAY COUNT CONVENTION
[   ]  30/360 FOR THE PERIOD FROM              TO              .
[   ]  ACTUAL/360 FOR THE PERIOD FROM          TO              .
[   ]  ACTUAL/ACTUAL FOR THE PERIOD FROM       TO              .

ADDENDUM ATTACHED:                             ORIGINAL ISSUE DISCOUNT:
[   ]  YES                                     [   ]  YES
[   ]  NO                                      [   ]  NO
                                               Total Amount of OID:
DEFAULT RATE:   _________%                     Yield to Maturity:
                                               Initial Accrual Period:
OTHER PROVISIONS:

         The bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor
Note) has been paid or duly provided for, semi-annually on May 15 and November 15 of each year (unless otherwise specified on the face hereof) (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)), as the case may be, prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

         Payment of principal of, premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent", which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on this Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or the city in which the Bank is headquartered (the "Place of Payment"), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed The Chase Manhattan Bank as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

         Payment of principal of, premium, if any, and interest on this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

         Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Bank has cause this Note to be duly executed.


                                    By:
                                       ----------------------------------------
                                                  Authorized Signatory


                                    By:
                                       ----------------------------------------
                                                  Authorized Signatory

Dated:




ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Issuing and Paying Agency Agreement.


THE CHASE MANHATTAN BANK
   as Issuing and Paying Agent


By:
   ----------------------------------------
               Authorized Signatory

                                    [Reverse]

         This Note is one of a duly authorized issue of Bank Notes due from 7 days to 15 years from date of issue of the Bank (the "Notes").

         Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on Notes with maturities of more than one year will be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified on the face hereof, interest on Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

         Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

         If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. "Business Day" means, unless otherwise specified on the face hereof, a day that meets all the following applicable requirements: (A) is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a bank holiday in Puerto Rico or a day on which banking institutions in New York City or in the city in which the Bank is headquartered generally are authorized or obligated by law, regulation or executive order to close; and (B) if the Note has a specified currency other than U.S. dollars, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency.

         This Note will not be subject to any sinking fund. If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on (unless otherwise specified on the face hereof) and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date.

On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof (unless otherwise specified on the face hereof). Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

         The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         The Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to the repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

         If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on this Note shall terminate.

         In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

         No recourse shall be had for the payment of principal of, premium, if any, or interest on this Note for any claim based hereon, otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on any of the Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by the custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

         The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

         Nothing contained herein shall present any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however, (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of the Notes to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in the Notes to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

         Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

         The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

         The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

         No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 calendar days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Note. Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

         Prior to due presentment of this Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

         All notices to the Bank under this Note shall be in writing and addressed to the Bank at 209 Munoz Rivera Avenue, Suite 913, Hato Rey, Puerto Rico 00918, Attention: Richard Barrios, or to such other address of the Bank as the Bank may notify the holders of the Notes.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

                  TEN COM - as tenants in common

                  TEN ENT - as tenants by the entireties

                  JT TEN  - as joint tenants with right
                            of survivorship and not as
                            tenants in common

                  UNIF GIFT MIN ACT - ___________ Custodian ___________
                                        (Cust)               (Minor)
                                      under Uniform Gift to Minors Act


                                      ---------------------------------
                                                   (State)


                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                            [_____________________]

_______________________________________________________________________________

_______________________________________________________________________________
                  (Please print or typewrite name and address,
                     including postal zip code, of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints___________________________________________________________________

_______________________________________________________________________________

to transfer said Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
      ----------------              -------------------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.


------------------------
Signature Guarantee

                           OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at _______________________________________________________________

_______________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

         For this Note to be repaid, the undersigned must give notice to the Issuing and Paying~Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to the date of repayment, with this "Option to Elect Repayment" form duly completed.

         If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


$------------------------           -------------------------------------------
                                    NOTICE:  The signature on this "Option to
Dated:                              Elect Repayment" form must correspond
      -------------------           with the name as written upon the face of
                                    the within Note in every particular, without alteration or enlargement or any change whatsoever.


------------------------
Signature Guarantee

                                                                     EXHIBIT____

THIS NOTE IS AN OBLIGATION SOLELY OF BANCO POPULAR DE PUERTO RICO (THE "BANK") AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY ANY OTHER BANK OR POPULAR, INC. THIS NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN $100,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

No. FXR-__________
CUSIP NO.: ___________                                               REGISTERED

                          BANCO POPULAR DE PUERTO RICO
                                GLOBAL BANK NOTE
                                  (Fixed Rate)

ORIGINAL ISSUE DATE:                                          PRINCIPAL AMOUNT:

INTEREST RATE:  ______________%            MATURITY DATE:

INTEREST PAYMENT DATE(S):                  REGULAR RECORD DATES (FOR NOTES
 [ ] At Maturity only                      WITH MATURITIES OF GREATER THAN
 [ ] May 15 and November 15                ONE YEAR)
 [ ] Other:                                (if other than May 1 or November 1,
                                           prior to each Interest Payment Date):

INITIAL REDEMPTION                         INITIAL REDEMPTION
DATE:                                      PERCENTAGE:

ANNUAL REDEMPTION                          HOLDER'S OPTIONAL
PERCENTAGE REDUCTION:                      REPAYMENT DATE(S):

DAY COUNT CONVENTION
[   ]  30/360 FOR THE PERIOD FROM          TO              .
[   ]  ACTUAL/360 FOR THE PERIOD FROM      TO              .
[   ]  ACTUAL/ACTUAL FOR THE PERIOD FROM   TO              .

ADDENDUM ATTACHED:                         ORIGINAL ISSUE DISCOUNT:
[   ]  YES                                 [   ]  YES
[   ]  NO                                  [   ]  NO
                                           Total Amount of OID:
DEFAULT RATE:   _________%                 Yield to Maturity:
                                           Initial Accrual Period:
OTHER PROVISIONS:


         The bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________ United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor
Note) has been paid or duly provided for, semi-annually on May 15 and November 15 of each year (unless otherwise specified on the face hereof) (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the May 1 and November 1 (whether or not a Business Day (as defined below)), as the case may be, prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

         Payment of principal of, premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent", which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on this Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or the city in which the Bank is headquartered (the "Place of Payment"), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed The Chase Manhattan Bank as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

         Payment of principal of, premium, if any, and interest on this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

         Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Bank has cause this Note to be duly executed.


                                By:
                                   --------------------------------------------
                                             Authorized Signatory

                                By:
                                   --------------------------------------------
                                             Authorized Signatory

Dated:




ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Issuing and Paying Agency Agreement.


THE CHASE MANHATTAN BANK
   as Issuing and Paying Agent


By:
   --------------------------------------------
              Authorized Signatory

                                    [Reverse]

         This Note is one of a duly authorized issue of Bank Notes due from 7 days to 15 years from date of issue of the Bank (the "Notes").

         Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on Notes with maturities of more than one year will be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified on the face hereof, interest on Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

         Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

         If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. "Business Day" means, unless otherwise specified on the face hereof, a day that meets all the following applicable requirements: (A) is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a bank holiday in Puerto Rico or a day on which banking institutions in New York City or in the city in which the Bank is headquartered generally are authorized or obligated by law, regulation or executive order to close; and (B) if the Note has a specified currency other than U.S. dollars, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency.

         This Note will not be subject to any sinking fund. If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on (unless otherwise specified on the face hereof) and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date.

On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof (unless otherwise specified on the face hereof). Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

         The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

         The Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to the repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

         If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on this Note shall terminate.

         In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

         No recourse shall be had for the payment of principal of, premium, if any, or interest on this Note for any claim based hereon, otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on any of the Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by the custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

         The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

         Nothing contained herein shall present any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however, (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of the Notes to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in the Notes to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

         Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

         The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

         The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

         No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 calendar days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Note. Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

         Prior to due presentment of this Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

         All notices to the Bank under this Note shall be in writing and addressed to the Bank at 209 Munoz Rivera Avenue, Suite 913, Hato Rey, Puerto Rico 00918, Attention: Richard Barrios, or to such other address of the Bank as the Bank may notify the holders of the Notes.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

                  TEN COM - as tenants in common

                  TEN ENT - as tenants by the entireties

                  JT TEN  -         as joint tenants with right
                                    of survivorship and not as
                                    tenants in common

                  UNIF GIFT MIN ACT - ___________ Custodian ___________
                                         (Cust)               (Minor)
                                      under Uniform Gift to Minors Act


                                      -----------------------------------------
                                                     (State)


                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                           [_________________________]

________________________________________________________________________________

________________________________________________________________________________
                  (Please print or typewrite name and address,
                     including postal zip code, of assignee)


the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________

________________________________________________________________________________

to transfer said Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
      -------------------  -----------------------------------------------------
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.


------------------------
Signature Guarantee

                            OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to l00% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at _______________________________________________________________

_______________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

         For this Note to be repaid, the undersigned must give notice to the Issuing and Paying~Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to the date of repayment, with this "Option to Elect Repayment" form duly completed.

         If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


$------------------------          --------------------------------------------
                                    NOTICE:  The signature on this "Option to
Dated:                              Elect Repayment" form must correspond with
      -------------------           the name as written upon the face of the
                                    within Note in every particular, without alteration or enlargement or any change whatsoever.


------------------------
Signature Guarantee

                                                            EXHIBIT ____________



THIS NOTE IS AN OBLIGATION SOLELY OF BANCO POPULAR DE PUERTO RICO (THE "BANK") AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, ANY OTHER BANK OR POPULAR, INC. THIS NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES. IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN $100,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

No. FLR-__________                                                    REGISTERED
CUSIP NO.: __________

                          BANCO POPULAR DE PUERTO RICO
                                GLOBAL BANK NOTE
                                 (Floating Rate)

ORIGINAL ISSUE DATE:                        PRINCIPAL AMOUNT:

INITIAL INTEREST RATE:                      MATURITY DATE:

INTEREST RATE BASIS OR BASES:               INDEX MATURITY:

IF LIBOR:                                   REGULAR RECORD
         [ ]      Libor Telerate            DATES (if other than the 15th day
         [ ]      Libor Reuters             prior to each Interest Payment
                                            Date):

INDEX CURRENCY:
                                            MINIMUM INTEREST RATE:

SPREAD (PLUS OR MINUS)
AND/OR SPREAD MULTIPLIER:                   INTEREST PAYMENT PERIOD:

MAXIMUM INTEREST RATE:                      INTEREST RESET PERIOD:

INTEREST PAYMENT DATES:                     CALCULATION AGENT:

INITIAL INTEREST RESET DATES:               ANNUAL REDEMPTION
                                            PERCENTAGE REDUCTION:

INTEREST RESET DATES:
                                            HOLDER'S OPTIONAL
                                            REPAYMENT DATE(S):

INITIAL REDEMPTION DATE:
                                            DAY COUNT CONVENTION
                                            [ ] 30/360 for the period
INITIAL REDEMPTION PERCENTAGE:              from        to

                                            [ ] Actual/360 for the period
                                            from        to

INTEREST CALCULATION:
[ ] Regular Floating Rate Note              [ ] Actual/Actual for the period
[ ] Floating Rate/Fixed Rate                from        to
    Fixed Rate Commencement Date:
    Fixed Interest Rate:                    ORIGINAL ISSUE DISCOUNT
[ ] Inverse Floating Rate Note              [ ] Yes
    Fixed Interest Rate:                    [ ] No

ADDENDUM ATTACHED:                          Total Amount of OID:
[ ] Yes                                     Yield to Maturity:
[ ] No                                      Initial Accrual Period:

OTHER PROVISIONS:                           DEFAULT RATE: ________

         The Bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________________________
United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, on the Interest Payment Dates specified above (each, an "Interest Payment Date") and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the l5th calendar day (whether or not a Business Day (as defined below)) prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a "Regular Record Date"); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

         Payment of principal of, premium, if any, and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (the "Issuing and Paying Agent", which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on this Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the "Issuing and Paying Agency Agreement") and having an office or agency (the "Issuing and Paying Agent Office") in The City of New York or the city in which the Bank is headquartered (the "Place of Payment"), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed The Chase Manhattan Bank as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration. The Bank may remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

         Payment of principal of, premium, if any, and interest on this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

         Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.



                                 By:
                                    -------------------------------------------
                                             Authorized Signatory



                                 By:
                                    -------------------------------------------
                                             Authorized Signatory


Dated:



ISSUING AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Issuing and Paying Agency Agreement.

THE CHASE MANHATTAN BANK
  as Issuing and Paying Agent



By:
    -----------------------------------
            Authorized Signatory

                                    [Reverse]


         This Note is one of a duly authorized issue of Bank Notes due from 7 days to 15 years from date of issue of the Bank (the "Notes").

         If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as indicated on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on this Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

         This Note will not be subject to any sinking fund. If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on (unless otherwise specified on the face hereof) and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof (unless otherwise specified on the face hereof). Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Issuing and Paying Agent by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

         The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is l00% of such principal amount.

         This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof. If no Holder's Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001,
Attention: Agency Administration, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

         The interest rate borne by this Note shall be determined as follows:

                  1. If this Note is designated as a Regular Floating Rate Note on the face hereof or if no designation is made for Interest Calculation on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described, on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

                  2. If this Note is designated as a Floating Rate/Fixed Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or
         (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this
         Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to the Maturity Date or date of earlier redemption or repayment shall be the Fixed Interest Rate, if such a rate is specified on the face hereof, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

                  3. If this Note is designated as an Inverse Floating Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest equal to the Fixed Interest Rate on the face hereof minus the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof
         (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

         Notwithstanding the foregoing, if this Note is designated on the face hereof as having an Addendum attached, this Note shall bear interest in accordance with the terms described in such Addendum.

         4.       FLOATING INTEREST RATES

                  (a) INTEREST RATE RESET. The interest rate on this Note will be reset from time to time, as provided in this Section 4, and each date upon which such rate is reset as so provided is hereinafter called an "Interest Reset Date". Unless otherwise specified on the face hereof, the Interest Reset Dates with respect to this Note will be as follows:

                  (i)      if the Interest Reset Period is daily, each Business
         Day;

                  (ii) if the Interest Reset Period is weekly and the Interest Rate Basis is not the Treasury Rate, the Wednesday of each week;

                  (iii) if the Interest Reset Period is weekly and the Interest Rate Basis is the Treasury Rate, except as otherwise provided in the definition of "Treasury Interest Determination Date" in Section 4(j) below, the Tuesday of each week;

                  (iv) if the Interest Reset Period is monthly, the third Wednesday of each month;

                  (v) if the Interest Reset Period is quarterly, the third Wednesday of each March, June, September and December;

                  (vi) if the Interest Reset Period is semi-annual, the third Wednesday of each of two months in each year specified under "Interest Reset Period" on the face hereof; and

                  (vii) if the Interest Reset Period is annual, the third Wednesday of the month in each year specified under "Interest Reset Period" on the face hereof;

provided, however, that (x) the Interest Rate Basis in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the Initial Interest Rate and (y) if the Interest Reset Period is daily or weekly, the Interest Rate Basis in effect for each day following the second Business Day immediately prior to an Interest Payment Date to but excluding such Interest Payment Date, and for each day following the second Business Day immediately prior to the day of Maturity of the principal hereof to but excluding such day of Maturity, will be the Interest Rate Basis in effect on such applicable second Business Day; and provided, further, that, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding day that is a Business Day, except that, unless otherwise specified on the face hereof, if the Interest Rate Basis is LIBOR and such next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

                  Subject to applicable provisions of law and except as otherwise specified herein, on each Interest Reset Date the interest rate on this Note shall be the rate determined in accordance with such of the following Sections 4(b) through 4(f) as provide for determination of the Interest Rate Basis for this Note. The Calculation Agent shall determine the interest rate of this Note in accordance with the applicable Section below.

                  Unless the Interest Rate Basis is LIBOR, the Calculation Agent will determine the interest rate of this Note that takes effect on any Interest Reset Date on a day no later than the Calculation Date (as defined in Section 4(j) below) corresponding to such Interest Reset Date. However, the Calculation Agent need not wait until the Calculation Date to determine such interest rate if the rate information it needs to make such determination in the manner specified in the applicable provisions of Sections 4(b) through 4(f) hereof is available from the relevant sources specified in such applicable provisions.

                  Upon request of the Holder to the Calculation Agent, the Calculation Agent will provide the interest rate then in effect on this Note and, if determined, the interest rate that will become effective on the next Interest Reset Date.

                  (b) DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis is the Commercial Paper Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the Money Market Yield (as defined in Section 4(j) below) of the rate, for the second Business Day immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date"), for commercial paper having the Index Maturity, as published in H.15(519) (as defined in Section 4(j) below) under the heading "Commercial Paper -- Non-financial". If the Commercial Paper Rate cannot be determined as described above, the following procedures will apply in determining the Commercial Paper Rate:

                  (i) If the rate described above does not appear in H.15(519) at 3:00 P.M., New York City time, on the Calculation Date (as defined in Section 4(j) below) corresponding to such Commercial Paper Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Commercial Paper Rate will be the rate, for such Commercial Paper Interest Determination Date, for commercial paper having the Index Maturity, as published in H.15 Daily Update (as defined in Section 4(j) below) or any other recognized electronic source used for displaying that rate, under the heading "Commercial Paper -- Non-financial".

                  (ii) If the rate described in clause (i) above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Commercial Paper Rate will be the Money Market Yield of the arithmetic mean of the following offered rates for U.S. dollar commercial paper that has the Index Maturity and is placed for an industrial issuer whose bond rating is "Aa", or the equivalent, from a nationally recognized rating agency: the rates offered as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date by three leading U.S. dollar commercial paper dealers in New York City selected by the Calculation Agent.

                  (iii) If fewer than three dealers selected by the Calculation Agent are quoting as described in clause (ii) above, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

                  The Interest Rate Basis determined in accordance with this
Section 4(b) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

                  (c) DETERMINATION OF PRIME RATE. If the Interest Rate Basis is the prime rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate, for the second

Business Day immediately preceding such Interest Reset Date (the "Prime Interest Determination Date"), published in H.15(519) under the heading "Bank Prime Loan". If the prime rate cannot be determined as described above, the following procedures will apply in determining the prime rate:

                  (i) If the rate described above does not appear in H.15(519) at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Prime Interest Determination Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the prime rate will be the rate, for such Prime Interest Determination Date, as published in H.15 Daily Update or another recognized electronic source used for the purpose of displaying that rate, under the heading "Bank Prime Loan".

                  (ii) If the rate described in clause (i) above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the prime rate will be the arithmetic mean of the following rates as they appear on the Reuters Screen US PRIME 1 Page (as defined in Section 4(j) below): the rate of interest publicly announced by each bank appearing on that page as that bank's prime rate or base lending rate, as of 11:00 A.M., New York City time, on such Prime Interest Determination Date.

                  (iii) If fewer than four of the rates referred to in clause (ii) above appear on the Reuters Screen US PRIME 1 Page, the prime rate will be the arithmetic mean of the prime rates or base lending rates, as of the close of business on such Prime Interest Determination Date, of three major banks in New York City selected by the Calculation Agent. For this purpose, the Calculation Agent will use rates quoted on the basis of the actual number of days in the year divided by a 360-day year.

                  (iv) If fewer than three banks selected by the Calculation Agent are quoting as described in clause (iii) above, the prime rate shall be the prime rate in effect on such Prime Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

                  The Interest Rate Basis determined in accordance with this
Section 4(c) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

                  (d) DETERMINATION OF LIBOR. If the Interest Rate Basis is LIBOR, the Interest Rate Basis that takes effect on any Interest Reset Date shall be LIBOR on the corresponding LIBOR Interest Determination Date (as defined in Section 4(j) below) and shall be determined in accordance with the following provisions:

                  LIBOR will be either of the following rates, whichever appears on the face hereof:

                  (x) the offered rate appearing on the Telerate LIBOR Page (as defined in Section 4(j) below); or

                  (y) the arithmetic mean of the offered rates appearing on the Reuters Screen LIBOR Page (as defined in Section 4(j) below) unless that page by its terms cites only one rate, in which case that rate;

in either case, as of 11:00 A.M., London time, on such LIBOR Interest Determination Date for deposits of the Index Currency having the Index Maturity beginning on such Interest Reset Date. If no reference page is specified on the face hereof, Telerate LIBOR Page will apply to this Note:

                  (i) If Telerate LIBOR Page is specified on the face hereof and the rate referenced in clause (x) above does not appear on that page, or if Reuters Screen LIBOR Page is specified on the face hereof and fewer than two of the rates referenced in clause (y) above appear on that page or no rate appears on any page on which only one rate normally appears, then LIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the London interbank market by four major banks in that market selected by the Calculation
         Agent: deposits of the Index Currency having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount (as defined in Section 4(j) below). The

         Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the quotations.

                  (ii) If fewer than two quotations are provided as described in clause (i) above, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading European banks quoted, at approximately 11:00 A.M. in the principal financial center for the country issuing the Index Currency, on such LIBOR Interest Determination Date, by three major banks in that financial center selected by the Calculation
         Agent: loans of the Index Currency having the Index Maturity beginning on such Interest Reset Date and in a Representative Amount.

                  (iii) If fewer than three banks selected by the Calculation Agent are quoting as described in clause (ii) above, LIBOR will be the LIBOR in effect on such LIBOR Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

                  The Interest Rate Basis determined in accordance with this
Section 4(d) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any. If the Interest Rate Basis is LIBOR and no currency is specified on the face hereof as the Index Currency, the Index Currency shall be U.S. dollars.

                  (e) DETERMINATION OF TREASURY RATE. If the Interest Rate Basis is the Treasury Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate for the auction on the corresponding Treasury Interest Determination Date (as defined in Section 4(j) below) of direct obligations of the United States ("Treasury Bills") having the Index Maturity, as that rate appears on Telerate Page 56 or 57 under the heading "Investment Rate". If the Treasury Rate cannot be determined as described above, the following procedures will apply in determining the Treasury Rate:

                  (i) If the rate described above does not appear on either Telerate Page 56 or 57 at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Treasury Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined in Section 4(j) below) of the rate, for such Treasury Interest Determination Date and for Treasury Bills having the Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

                  (ii) If the rate described in clause (i) above does not appear in H.15 Daily Update or another recognized electronic source at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Treasury Rate will be the Bond Equivalent Yield of the auction rate, for such Treasury Interest Determination Date and for Treasury Bills having the Index Maturity, as announced by the U.S. Department of the Treasury.

                  (iii) If the auction rate described in clause (ii) above is not so announced by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield of the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

                  (iv) If the rate described in clause (iii) above does not appear in H.15(519) at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Treasury Rate will be the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/ Treasury Bills /Secondary Market".

                  (v) If the rate described in clause (iv) above does not appear in H.15 Daily Update or another recognized electronic source at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the

         Treasury Rate will be the Bond Equivalent Yield of the arithmetic mean of the following secondary market bid rates for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity: the rates bid as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, by three primary U.S. government securities dealers in New York City selected by the Calculation Agent.

                  (vi) If fewer than three dealers selected by the Calculation Agent are quoting as described in clause (v) above, the Treasury Rate shall be the Treasury Rate in effect on such Treasury Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

                  The Interest Rate Basis determined in accordance with this
Section 4(e) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any, specified on the face hereof.

                  (f) DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis is the Federal Funds Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate, on the second Business Day immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date"), for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)", as that rate is displayed on Telerate Page
120. If the Federal Funds Rate cannot be determined as described above, the following procedures will apply in determining the Federal Funds Rate:

                  (i) If the rate described above is not displayed on Telerate Page 120 at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Federal Funds Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Federal Funds Rate will be the rate described above as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "Federal Funds (Effective)".

                  (ii) If the rate described in clause (i) above is not displayed on Telerate Page 120 and does not appear in H.15 (519), H.15 Daily Update or another recognized electronic source at 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the federal funds Rate will be the arithmetic mean of the rates for the last transaction in overnight, U.S. dollar federal funds arranged, before 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, by three leading brokers of U.S. dollar federal funds transactions in New York City selected by the Calculation Agent.

                  (iii) If fewer than three brokers selected by the Calculation Agent are quoting as described in clause (ii) above, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date (or, in the case of the first Interest Reset Date, the Initial Interest Rate).

                  The interest rate determined in accordance with this Section 4(f) will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

                  (g) MINIMUM AND MAXIMUM LIMITS. Notwithstanding the foregoing, the rate at which interest accrues on this Note (i) shall not at any time be higher than the Maximum Rate, if any, or less than the Minimum Rate, if any, specified on the face hereof, in each case on an accrual basis, and (ii) shall not at any time be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                  (h) CALCULATION OF INTEREST. Payments of interest hereon with respect to any Interest Payment Date or at the Maturity of the principal hereof will include interest accrued to but excluding such Interest Payment Date or the date of such Maturity, as the case may be. Accrued interest from the date of issue or from the last date to which interest has been paid or duly provided for shall be calculated by the Calculation Agent by multiplying the Principal Amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from and including the Original Issue Date or from and including the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day shall be expressed as a decimal and computed by dividing the interest rate (also expressed as a decimal) in effect on such day by 360, if the Interest Rate Basis is the Commercial Paper Rate, prime rate, LIBOR, or Federal Funds Rate, or by the actual number of days in the year, if the Interest Rate Basis is the Treasury Rate.

                  All percentages resulting from any calculation with respect to this Note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point (e.g., 9.876541% (or
 .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or
 .09876545) being rounded up to 9.87655% (or .0987655)). All amounts used in or resulting from any calculation with respect to this Note will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

                  (i) CALCULATION AGENT. The Company has initially appointed the institution named on the face of this Note as Calculation Agent, to act as such agent with respect to this Note, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as such agent from time to time. The Company will give the Trustee prompt written notice of any change in any such appointment. Insofar as this Note provides for any such agent to obtain rates, quotes or other data from a bank, dealer or other institution for use in making any determination hereunder, such agent may do so from any institution or institutions of the kind contemplated hereby notwithstanding that any one or more of such institutions are any such agent, Affiliates of any such agent or Affiliates of the Company.

                  All determinations made by the Calculation Agent may be made by such agent in its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Holder of this Note and the Company. The Calculation Agent shall have no liability therefor.

                  (j) DEFINITIONS OF CALCULATION TERMS. As used in this Note, the following terms have the meanings set forth below:

                  "Bond Equivalent Yield" means a yield expressed as a percentage and calculated in accordance with the following formula:

         Bond Equivalent Yield =      D x N     x 100,
                                  360 -  (D x M)
         where

         - "D" equals the annual rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal;

         -        "N" equals 365 or 366, as the case may be; and

         - "M" equals the actual number of days in the period from and including the relevant Interest Reset Date to but excluding the next succeeding Interest Reset Date.

                  "Business Day" means, for this Note, a day that meets the requirements set forth in each of clauses (i) through (iv) below, in each case to the extent such requirements apply to this Note as specified below:

         (i) is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close;

         (ii) if the Interest Rate Basis is LIBOR, is also a London Business Day; and

         (iii) if the Specified Currency for payment of principal of or interest on this Note is other than U.S. dollars, is also a day on which banking institutions in the principal financial center of the country issuing such Specified Currency generally are not authorized or obligated by law, regulation or executive order to close.

                  The "Calculation Date" corresponding to any Commercial Paper Interest Determination Date, Prime Interest Determination Date, LIBOR Interest Determination Date, Treasury Interest Determination Date or Federal Funds Interest Determination Date, as the case may be, means the earlier of:

                  (i) the tenth day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day; and

                  (ii) the Business Day immediately preceding the Interest Payment Date or the date of Maturity of the principal hereof, whichever is the day on which the next payment of interest will be due.

The Calculation Date corresponding to any Interest Reset Date means the Calculation Date corresponding to the relevant interest determination date immediately preceding such Interest Reset Date.

                  "H.15(519)" means the weekly statistical release entitled "Statistical Release H.15 (519)", or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  "H.15 Daily Update" means the daily update of H.15 (519) available through the worldwide web site of the Board of Governors of the Federal Reserve System, at http://www. bog.frb.fed.us/releases/h15/update, or any successor site or publication.

                  The "LIBOR Interest Determination Date" corresponding to any Interest Reset Date means the second London Business Day preceding such Interest Reset Date, unless the Index Currency is pounds sterling, in which case the LIBOR Interest Determination Date will be the Interest Reset Date.

                  "London Business Day" means any day on which dealings in the Index Currency are transacted in the London interbank market.

                  "Money Market Yield" means a yield expressed as a percentage and calculated in accordance with the following formula:

                  Money Market Yield =     D x 360    x 100,
                                       360 - (D x M)
         where

         - "D" equals the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and

         - "M" equals the actual number of days in the period from and including the relevant Interest Reset Date to but excluding the next succeeding Interest Reset Date.

                  "Representative Amount" means an amount that, in the Calculation Agent's judgment, is representative of a single transaction in the relevant market at the relevant time.

                  "Reuters Screen LIBOR Page" means the display on the Reuters Monitor Money Rates Service, or any successor service, on the page designated as "LIBO" or any replacement page or pages on which London interbank rates of major banks for the Index Currency are displayed.

                  "Reuters Screen US PRIME 1 Page" means the display on the "US PRIME 1" page on the Reuters Monitor Money Rates Service, or any successor service, or any replacement page or pages on that service, for the purpose of displaying prime rates or base lending rates of major U.S. banks.

                  "Telerate LIBOR Page" means Telerate Page 3750 or any replacement page or pages on which London interbank rates of major banks for the Index Currency are displayed.

                  "Telerate Page" means the display on Bridge Telerate, Inc., or any successor service, on the page or pages specified on the face hereof, or any replacement page or pages on that service.

                  The "Treasury Interest Determination Date" corresponding to any Interest Reset Date means the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is so held on the Friday in the week immediately preceding the week in which such Interest Reset Day falls, such Friday will be the corresponding Treasury Interest Determination Date. If an auction date shall fall on a day that would otherwise be an Interest Reset Date, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

                  "Treasury Notes" means direct, noncallable, fixed rate obligations of the U.S. government.

                  References in this Note to U.S. dollars shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the United States of America.

                  References in this Note to the euro shall mean, as of any time, the coin or currency (if any) that is then legal tender for the payment of public and private debts in all EMU Countries.

                  References in this Note to a particular currency other than U.S. dollars and euros shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the country issuing such currency on the Original Issue Date.

                  References in this Note to a particular heading or headings on any of Designated CMT Telerate Page, H.15(519), H.15 Daily Update, Reuters Screen LIBOR Page, Reuters Screen US Prime 1 Page, Telerate LIBOR Page or Telerate Page include any successor or replacement heading or headings as determined by the Calculation Agent.

         5.       ADDITIONAL PROVISIONS

         At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

         If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The "Default Amount" shall be equal to the adjusted issue price as of the first day of the accrual period as determined under Final Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on this Note shall terminate.

         In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

         No recourse shall be had for the payment of principal of, premium, if any, or interest on this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, "corporation"), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on any of the Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of

60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on this Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

         The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

         Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however, (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of the Notes to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in the Notes to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

         Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

         The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in The City of New York herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

         The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

         No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the "Depositary") notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 calendar days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Note. Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

         Prior to due presentment of this Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

         All notices to the Bank under this Note shall be in writing and addressed to the Bank at 209 Munoz Rivera Avenue, 5th Floor, Hato Rey, Puerto Rico 00918, Attention: Richard Barrios, or to such other address of the Bank as the Bank may notify the holders of the Notes.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles and all applicable federal laws and regulations.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

                      TEN COM - as tenants in common

                      TEN ENT - as tenants by the entireties

                      JT TEN -  as joint tenants with right of
                                survivorship and not as tenants
                                in common

                      UNIF GIFT MIN ACT - __________  Custodian _________
                                        (Cust)             (Minor)
                                        under Uniform Gifts to Minors Act



                                        ---------------------------------------
                                                      (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


                           --------------------------
                          /                          /
                          ---------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                     including postal zip code, of assignee)

the within Note and all rights thereunder and hereby irrevocably constitutes and appoints ______________________________________________________________________

________________________________________________________________________________
to transfer said Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.


Dated:
      ---------------------     ------------------------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.



---------------------------
Signature Guarantee

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at ________________________________________________________________

________________________________________________________________________________
         (Please print or typewrite name and address of the undersigned)

         For this Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices located at 450 West 33rd Street, New York, New York 10001, Attention: Agency Administration, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to the date of repayment, with this "Option to Elect Repayment" form duly completed.

         If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):


$
 ------------------------      ------------------------------------------------
Dated:                              NOTICE: The signature on this "Option to
      -------------------           Elect Repayment" form must correspond with
                                    the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.



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Signature Guarantee


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